30. Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent Events

Note 30 — Subsequent Events

As of April 30, 2018, the Company entered into four additional interest bearing unsecured convertible promissory notes with an interest rate of 10% annum, compounding annually (as described in note 20 — Related Party Transactions and Balances) with the same director of the Company, totaling $50,000. These promissory notes include the renewal of nineteen interest bearing unsecured convertible promissory notes from 2017 maturing in 2018 to a future date with an additional of 10% to the original principal amounts (“Rollover”). These Rollovers have added $155,329 to the total principal amount owed to this director.

As a result of the additional interest bearing unsecured convertible promissory notes and the Rollover, the Company owes this director an aggregate of $6,086,293, including $4,924,281 in principal and $1,162,012 of accrued interest.

On February 8, 2018, the Company closed on the sale of a portion (approximately 52% which translate to approximately 2,246 sqm of gross leasable area) of the via Lazio building owned by the subsidiary, Ellegi, an office property in southwest Milan, for €1.85 million (approximately US$2.27 million as of February 8, 2018). The remaining portion of the building is 100% occupied subsequent to the sale.

Separately on February 8, 2018, the Company also announced that it we entered into a contract offering an unrelated entity to purchase the via Buozzi property for €150,000 (approx. US$183,390 as of February 9, 2018). This contract expires on December 31, 2018. The via Buozzi building is an office property located approximately five miles from the via Lazio building and is also owned by Ellegi.